                                                                 GENERAL VERSION

                                                                          Life 1

Application
Part 1 (A60GE)

General Version

This application package may be used for:

   .  New Business

   .  Term Conversions

   .  Insurability Options

Use this application in the following contract states:

AL AK AR AZ CA CT DC DE FL GA IN KS KY LA MA ME MN MO MS MT NC NJ NM NY OH OR PA SC SD TX VA VT WI WV

THIS PACKAGE INCLUDES:

.. Application Part 1

.. Non-medical section

.. F5500 Sales Certification

.. A1894 Disclosure Authorization

.. F6445 PAC Form

.. Temporary Life Insurance Receipt (TLIR)


NOTES:

Carefully read the Complete Application Package Reference Guide for instructions to complete the application forms.

DO:

.. Complete the entire application legibly.

.. Have owner/applicant initial all changes.

.. Obtain all required signatures.

.. Complete and sign the Producer Statement.

DON'T:

.. Do not accept money if the proposed insured answers any of the TLIR questions
  "Yes," or leaves any TLIR question unanswered.

.. Do not use whiteout or pencil.

HOW TO COMPLETE THIS APPLICATION:

New Business:

.. Complete Sections A-G, I, J*, K**, Agreements and Signatures Page, and
  Producer Statement.

.. Information for any Secondary Insured (such as Survivorship/Other Insured
  Rider/Payer Rider) should be provided at Questions 14 through 26.

Conversions/Insurability Options:

.. Complete sections A-H, I, J*, Agreements and Signatures Page, and Producer
  Statement.

.. Note: Sections I & K** must be completed in their entirety if a face amount increase or improvement of risk classification is requested.

  * Only when Proposed Insured is a Juvenile.

  **Consult U98A to determine whether a Non-Medical, Paramedical, or Medical exam is required.

WHEN TO COMPLETE THE NON-MED SECTION:

.. If U98A indicates that a non-medical is required.

.. If a MassMutual paramedical or medical has been completed but is between 90-180 days old.

.. If another company's current paramedical or medical is being submitted for underwriting purposes.

While completion of Section K is not required if a full paramedical or medical examination is necessary, answering all medical questions (including the full name, address and phone number for each physician consulted) will enable the underwriter to promptly begin the underwriting process.

WHEN TO COLLECT PREMIUM AND USE THE TEMPORARY LIFE INSURANCE RECEIPT (TLIR):

If the proposed insured(s) qualifies/qualify for TLIR coverage and premium is collected, complete the TLIR. Explain its terms, conditions, and limits to the proposed insured(s) and the owner/applicant, and give the Premium Payer Part to the premium payer. Refer to the Temporary Life Insurance Receipt for full terms, conditions and limits.

.. The TLIR may be issued and premium may be collected if the proposed insured(s) answer(s) "no" to all health questions and is/are younger than 75-years-old.

.. Premium may be collected regardless of the face amount applied for; however, the TLIR, death benefit is limited to $1,000,000.

.. Do not use a TLIR for conversions or IPR or GIO options unless a face amount increase is also applied for and the additional premium required to pay for the increase has been collected. In this instance, the TLIR will provide temporary insurance only for the amount applied for under the increase.

.. Premium may be collected for straight conversions and IPR or GIO options
  (without a face amount increase), but the TLIR should not be completed.

[LOGO OF Mass Mutual
FINANCIAL GROUP]

                                                                        A60GE803

[LOGO OF MassMutual FINANCIAL GROUP]

                                                                                      Application Part 1

To the Company as defined below:
                                                                                      For: [_]New Business
    [_] Massachusetts Mutual Life Insurance Company                                        [_]Term Conversion
        1295 State Street, Springfield, Massachusetts 01111-0001                           [_]Insurability Option

    [_] C.M. Life Insurance Company
        140 Garden Street, Hartford, Connecticut 06154

    www.massmutual.com

A Proposed Insured(s)

                                                                       Complete this section for all cases
-----------------------------------------------------------------------------------------------------------------------------------
..   Primary Insured-Insured 1

1.  Sex  [_] Male   [_] Female                                         10. Telephone Numbers

2.  Name (First, Middle, Last, Suffix)                                     Home (___)________________ Work (___)_________________

    ________________________________________________________________       Best time to call _____ [_]am [_]pm at [_]Home [_]Work

3.  Marital Status [_] Married [_] Single [_] Divorced [_] Widowed     11. Residential Address (#,Street,Apt.#,City,State,Zip)

                                                                           ________________________________________________________
4.  DOB ___________________ Birthplace______________________________
                                                                           ________________________________________________________
5.  Social Security # ______________________________________________
                                                                       12. Employer Name & Address (#,Street,Apt.#,City,State,Zip)
6.  Driver's License # __________________________ State_____________
                                                                           ________________________________________________________

7.  Citizenship, if not USA ________________________________________       ________________________________________________________
    (complete Foreign Travel Supplement F6290 for non-U.S. citizens)
                                                                           ________________________________________________________
8.  Annual Earned Income $ __________________________________________
                                                                       13. Occupation/Duties_______________________________________

9.  Financial Net Worth $____________________________________________      ________________________________________________________


..   Secondary Insured-Insured 2    For:[_]Survivorship [_]Other Insured Rider (Other) [_]Applicant's Waiver of Premium Rider (Payer)

14. Sex  [_] Male   [_] Female                                         23. Telephone Numbers

15. Name (First, Middle, Last, Suffix)                                     Home (___)________________ Work (___)_________________

    ________________________________________________________________       Best time to call _____ [_]am [_]pm at [_]Home [_]Work

16. Marital Status [_] Married [_] Single [_] Divorced [_] Widowed     24. Residential Address (#,Street,Apt.#,City,State,Zip)
                                                                           ________________________________________________________
17. DOB ___________________ Birthplace______________________________
                                                                           ________________________________________________________

18. Social Security # ______________________________________________   25. Employer Name & Address (#,Street,Apt.#,City,State,Zip)

19. Driver's License # __________________________ State_____________       ________________________________________________________

20. Citizenship, if not USA ________________________________________       ________________________________________________________
    (complete Foreign Travel Supplement F6290 for non-U.S. citizens)
                                                                           ________________________________________________________
21. Annual Earned Income $ _________________________________________
                                                                       26. Occupation/Duties_______________________________________

22. Financial Net Worth $___________________________________________       ________________________________________________________

A60GE803                                                                       1

(B) Policy Information
                                                                  Complete this section for all cases
..   Term Life

1.  Plan _______________________________________________________     5.  Other Riders - indicate type (and amount if applicable)

2.  Face Amount $ ______________________________________________         [_]  ____________________________________________________

3.  [_] Waiver of Premium                                                [_]  ____________________________________________________

4.  [_] Accidental Death Benefit $ _____________________________     6.  Details__________________________________________________

..   Variable or Universal Life

7.  Plan _______________________________________________________     14. Waiver of Premium Riders (indicate amount if applicable)
                                                                         [_] Waiver of Monthly Charges
8.  Face Amount $ ______________________________________________         [_] Disability Benefit $ ________________________________
                                                                         [_] Waiver of Specified Premium $ _______________________
9.  Planned Premium $___________________________________________

10. Non-1035 Unscheduled Premium $ _____________________________     15. Other Insured Riders (OIR)
                                                                         [_] Self  $ _____________________________________________
11. Loan Rate  [_] Fixed   [_] Adjustable                                [_] Other $ _____________________________________________

12. Death Benefit Option                                             16. Other Riders - indicate type (and amount if applicable)
    [_] 1-Level             [_] 3-Return of Premiums                     [_] _____________________________________________________
    [_] 2-Increasing        [_] 4-Increasing by Separate Account         [_] _____________________________________________________

13. Definition of Life Insurance                                     17. Details__________________________________________________
    [_] Cash Value Test     [_] Guideline Premium Test

..   Whole Life

18. Plan _______________________________________________________     26. ALIR Premium $ __________________________________________
                                                                         ALIR Dividend Option [_] Same as Basic Policy [_] Paid-up
19. Face Amount $ ______________________________________________                                                         Additions
                                                                     27. LISR Face Amount $ ______________________________________
20. Automatic Premium Loan  [_] Yes  [_] No
                                                                         LISR Annual Premium $ ___________________________________
21. Loan Rate  [_] Fixed  [_] Adjustable
                                                                         LISR Lump Sum Payment $__________________________________
22. Dividend Option  [_] Paid-up Additions  [_] Cash  [_] ______
                                                                     28. SIPR (SWLT) Face Amount $ _______________________________
23. Waiver of Premium  [_] Insured 1  [_] Insured 2
                                                                         SIPR Payment $___________________________________________
24. Applicants Waiver of Premium Rider (Payer)
                                                                     29. Other Riders - indicate type (and amount if applicable)
    [_] ADD    [_] ADS    [_] PD     [_] PDD                             [_]  ____________________________________________________
                                                                         [_]  ____________________________________________________
25. [_] Accidental Death Benefit $ _____________________________     30. Details__________________________________________________


(C) Premium Payment Information
                                                                Complete this section for all cases
1. Frequency*                             2. Billing Type                            5. Has the initial premium been paid? [_]
   [_] Monthly (PAC or Group only)           [_] PAC                                    Yes [_] No (If Yes, complete Temporary
   [_] Quarterly                             [_] Individual Direct Bill                 Life Insurance Receipt)
   [_] Semi-annual                           [_] Group Bill (provide Inv./Fran. #):
   [_] Annual                                                                        6. Premium Payer
   [_] Single Premium (UL or VUL only)       ______________________________________     [_] Insured        [_] Owner
                                                                                        [_] Other ____________________________
*With respect to whole life and term      3. Policy Date                                                     (name)
products, if you pay your annual premium     [_]   ________________________________  7. Send Premium Notices to
by installments there will be an                                                        [_] Insured        [_] Owner
additional charge. For further            4. Date policy to save age for:               [_] Other (provide name and address below)
information about this charge, please
speak to your agent or producer or call      [_] Insured 1  [_] Insured 2                   _____________________________________
1-800-272-2216.                                                                             _____________________________________
                                                                                            _____________________________________

A60GE803                                                                       2


------------------------------------------------------------
    D   Primary Purpose of Insurance
                                                               Complete this section for all cases
------------------------------------------------------------------------------------------------------------------------------------

1.  Personal Needs:                                                        Business Needs:
    [_] Income for Dependents [_] Estate Taxes [_] Mortgage Cancellation     [_] Key Employee [_] Stock Redemption [_]Cross Purchase
    [_] Other ___________________________________________                    [_] Other _____________________________________________

Complete questions 2-4 if this is a business-related sale

2.  Business is a [_] Corporation  [_] LLC/LLP  [_] Partnership  [_] Sole Proprietorship Year Established ______  # of employees ___

3.  Value of the business $ _______________________

4.  If a policy is to be owned by a business or business associate, give names of the other officers or partners and the amount of insurance the business now carries on their lives or has currently applied for (if any officers or partners are not insured, explain in Details #5)

             Name                       Title                        Face Amount                          % Owned
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

5.  Details (Please reference question # and Insured 1 or 2)

------------------------------------------------------------
    E   Owner Information
                                                               Complete this section only if owner is other than proposed insured(s)
------------------------------------------------------------------------------------------------------------------------------------

1.  Owner is [_] Individual(s), or  [_] Trust [_] Incorporated Entity, its successors or assigns [_] Non-Incorporated Entity
                  his/her estate                                                                      (specify type)

2.  Owner Information

                       Name             SS # or Tax ID #             Relationship to Insured           DOB/Date of Trust
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

3.  Owner's address (#, Street, Apt. #, City, State, Zip) __________________________________________________________________________

4.  If split dollar method [_] Endorsement (employer must be owner) [_] Collateral Assignment (complete split dollar assignment form
    F5309)

    F   Beneficiary Information
                                                               Complete this section for all cases
------------------------------------------------------------------------------------------------------------------------------------
1.  Beneficiary is  [_] Individual(s)  [_] Trust [_] Incorporated Entity, its successors or assigns  [_] Non-Incorporated Entity
                                                                                                          (specify type)

2.  Primary
                       Name                               Relationship to Insured                      DOB/Date of Trust
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
3.  Contingent

                       Name                               Relationship to Insured                      DOB/Date of Trust
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

4.  UTMA/UGMA Custodian - During the minority of the named child(ren), _____________________________________ shall be Custodian for
                                                                        (name of adult to act as Custodian)
    said child(ren) under the __________ Uniform Transfers/Gifts to Minors Act.
                               (state)

Complete Question 5 only for Other Insured Rider (Other)

5.  Beneficiary is  [_] Individual(s)  [_] Trust  [_] Incorporated Entity, its successors or assigns  [_]  Non-Incorporated Entity
                                                                                                            (specify type)

                       Name                               Relationship to Insured                      DOB/Date of Trust
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

A60GE803                                                                       3

----------------------------------------------
G Other Insurance/Replacement Information
                                                                                                 Complete this section for all cases
------------------------------------------------------------------------------------------------------------------------------------

1.   List below any life insurance or annuity currently applied for, contemplated, or now in force on the Insured(s) with other companies. If none, check here [_]. (Policies issued by this Company need to be listed only if they are to be replaced by this new policy.) If additional space is needed, use Details section (#6).

         Insured      Policy #      Company     Product       Issue Year        Face Amount        Replacement*        1035x
                                                                                                     Yes   No         Yes  No
                                                                                                     ---   --         ---  --
        [_]1 [_]2                                                                                    [_]   [_]        [_]  [_]
     -------------------------------------------------------------------------------------------------------------------------------
        [_]1 [_]2                                                                                    [_]   [_]        [_]  [_]
     -------------------------------------------------------------------------------------------------------------------------------
        [_]1 [_]2                                                                                    [_]   [_]        [_]  [_]
     -------------------------------------------------------------------------------------------------------------------------------

     * Replacement is defined as any transaction in which new life insurance is to be purchased and in connection with the purchase, an existing life insurance policy or an existing annuity has been or is to be: Lapsed, forfeited, surrendered or otherwise terminated, converted to paid up insurance, continued as extended term insurance or otherwise reduced in value within 13 months.

                                                                                              Insured 1             Insured 2

2.   Total face amount of new insurance to be placed in all companies                     $_________________   $_________________

3.   If there is a 1035x, anticipated value of exchange                                   $_________________   $_________________

4.   1035x proceeds to be applied towards   [_] Additional premium (UL or VL)   [_]ALIR  [_]LISR  [_]SIPR  [_]Initial Premium

5.   For internal Term to Term Replacements Only:
     I wish to terminate the term policy(ies)/rider(s) number(ed)__________________________________ upon the issuance of the new term policy applied for in this application. (Owner of the existing term policy is required to sign this application as "owner of the original policy.")

6.   Details (Please reference question # and Insured 1 or 2)

H Conversion/Insurability Option
                                                                       Complete this section for Conversions or Insurability Options
------------------------------------------------------------------------------------------------------------------------------------

For Conversions, answer questions 1-4. For Insurability Options, answer questions 1, 2, 5, and 6.

1.   Riders attached to the original policy will be carried over (if available) unless otherwise specified here:

     Do not include: [_] Waiver of Premium [_] GIO/IPR  [_]ADB                                    Insured 1   Insured 2

                                                                                                   Yes  No     Yes  No
                                                                                                   ---  --     ---  --
2.   Are you currently disabled or applying for any disability benefits? (If "Yes" explain
     in Details #7) .............................................................................. [_]  [_]    [_]  [_]

3.   Conversion of Term Insurance

                                                                       If Not Full Conversion,
   Insured          Policy or Rider Number     Full Conversion       Face Amount to be Converted            Balance to Be
------------------------------------------------------------------------------------------------------------------------------------
   [_]1 [_]2                                   [_]Yes    [_]No                                       [_] Terminated [_] Continued
------------------------------------------------------------------------------------------------------------------------------------
   [_]1 [_]2                                   [_]Yes    [_]No                                       [_] Terminated [_] Continued
------------------------------------------------------------------------------------------------------------------------------------

4.   For partial conversions of UL products (if available), provide planned premium and frequency for balance continued $___________

5.   Exercise of Insurability Option from Policy #__________________________________________________________________________________

6.   Type of option: [_] Regular Substitute (if substitute, indicate reason and event date)____________________ ____________________
                                                                                                   Reason           Date of Event
7.   Details (Please reference question # and Insured 1 or 2)

A60GE803                                                                       4

I  Personal History Information

                                                  Complete questions 1-4 for all cases
-------------------------------------------------------------------------------------------------------------------------

If your answer is "Yes" to any of the following questions, explain in Details #4.              Insured 1       Insured 2

1.   Have you                                                                                  Yes    No       Yes    No
                                                                                               ---    --       ---    --
     a. smoked cigarettes during the last 12 months? ........................................  [_]    [_]      [_]    [_]
     b. used tobacco or products containing nicotine within the last 12 months? .............  [_]    [_]      [_]    [_]
     c. used tobacco or products containing nicotine within the last 24 months? .............  [_]    [_]      [_]    [_]

2.   Is the Life Insurance being applied for to benefit a viatical/life settlement company
     (Ex. Are there any plans to sell the policy to another company after it is issued, or
     will it replace a policy that has already been sold to another company)? ...............  [_]    [_]      [_]    [_]

3.   If the policy applied for will be used in connection with an employer-sponsored plan
     involving both males and females, will the policy be issued on a Unisex basis? .........  [_]    [_]      [_]    [_]

4.   Details (Please reference question # and Insured 1 or 2)


Complete Questions 5-11 only when Evidence of Insurability is required
If your answer is "Yes" to any of the following questions, explain in Details #11.             Insured 1       Insured 2
                                                                                               Yes    No       Yes    No
                                                                                               ---    --       ---    --

5.   Does the insured anticipate any foreign travel? ........................................  [_]    [_]      [_]    [_]

6.   Within the last 3 years, has the insured been, or does s/he expect to become a pilot, student pilot, or crew member of any type of aircraft? (If Yes, complete Aviation
     Supplement) ............................................................................  [_]    [_]      [_]    [_]

7.   Within the last 3 years, has the insured taken part in, or does s/he expect to take part in, underwater diving, hang gliding, para sailing, para kiting, parachuting, skydiving, mountain climbing, bungee jumping, helicopter skiing, or organized racing by automobile, motorcycle, motorboat, snowmobile, or any other form of hazardous
     activity or extreme sports? (If Yes, complete Avocation Supplement) ....................  [_]    [_]      [_]    [_]

8.   Within the last 5 years, has the insured been in a motor vehicle accident, been convicted of a moving violation, or received a driver's license restriction or
     revocation? ............................................................................  [_]    [_]      [_]    [_]

9.   Within the last 10 years, has the insured been convicted of operating a motor vehicle
     while under the influence of alcohol or other drugs? ...................................  [_]    [_]      [_]    [_]

10.  Has the insured ever been convicted of a felony, or is s/he currently on parole or
     probation? .............................................................................  [_]    [_]      [_]    [_]

11.  Details (Please reference question # and Insured 1 or 2)



J  Juvenile

                                                  Complete this section only if proposed insured is a juvenile
-------------------------------------------------------------------------------------------------------------------------

1.   Total life insurance currently applied for, considered, or now in force on the insured's father, mother, and siblings in all companies.
     Include insured name, age, and amount - If none, explain in Details #2.

     Father _____________________________________________________________________________________________________________

     Mother _____________________________________________________________________________________________________________

     Sibling(s) _________________________________________________________________________________________________________

2.   Details

A60GE803                                                                       5

-------------------------------------------
K Non-medical                                           Complete this section only if Insured is not being examined by MassMutual
------------------------------------------------------------------------------------------------------------------------------------

- Insured 1                                 If your weight changed by over 10 lbs. in the last year, indicate amount & reason below:

1. Height: _____ft. _____in. Weight: __________lbs. ________________________________________________________________________________

2. Name, Address, and Phone # (if known) of Personal Physician _____________________________________________________________________

____________________________________________________________________________________________________________________________________

3. Date last seen and reason _______________________________________________________________________________________________________

4. Family History Insured 1

                             Health Problems - Include age at onset              Age             Age
Relative                     (especially for cardiovascular disease)          if Living        at Death          Cause of Death
------------------------------------------------------------------------------------------------------------------------------------
Father
------------------------------------------------------------------------------------------------------------------------------------
Mother
------------------------------------------------------------------------------------------------------------------------------------
Brother(s)/Sister(s)
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------


- Insured 2                                 If your weight changed by over 10 lbs. in the last year, indicate amount & reason below:

5. Height: _____ft. _____in. Weight: __________lbs. ________________________________________________________________________________

6. Name, Address, and Phone # (if known) of Personal Physician _____________________________________________________________________

____________________________________________________________________________________________________________________________________

7. Date last seen and reason _______________________________________________________________________________________________________

8. Family History Insured 2

                             Health Problems - Include age at onset              Age             Age
Relative                     (especially for cardiovascular disease)          if Living        at Death          Cause of Death
------------------------------------------------------------------------------------------------------------------------------------
Father
------------------------------------------------------------------------------------------------------------------------------------
Mother
------------------------------------------------------------------------------------------------------------------------------------
Brother(s)/Sister(s)
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

If your answer is "Yes" to any of the following questions, circle applicable medical condition and explain in Details #16.

                                                                                                      Insured 1       Insured 2
 9.   In the last 10 years have you consulted a health professional regarding                         Yes    No       Yes    No
                                                                                                      ---    --       ---    --
      a. chest pains, heart attack, high blood pressure, heart murmur, palpitations, or any
         other disorder of the heart, arteries, or veins? ..........................................  [_]    [_]      [_]    [_]
      b. a tumor or cancer including skin cancer, melanoma, or colon polyps? .......................  [_]    [_]      [_]    [_]
      c. a disorder of your blood or immune system including anemia, blood clots, bleeding,
         immune deficiency leukemia, or lymphoma? ..................................................  [_]    [_]      [_]    [_]
      d. a disorder of your brain, spinal cord, or nervous system including seizures, tremors,
         paralysis, fainting, stroke, or TIA (transient ischemic attack)? ..........................  [_]    [_]      [_]    [_]
      e. depression, anxiety, psychosis, suicide thoughts or attempts, anorexia or bulimia,
         obsessive compulsive disorder, bipolar disorder, or other emotional disorder? .............  [_]    [_]      [_]    [_]
10.   In the last 10 years have you
      a. used cocaine, barbiturates, narcotics, stimulants, hallucinogens, or other controlled
         substances not prescribed by a physician? .................................................  [_]    [_]      [_]    [_]
      b. received treatment, attended a program or been counseled for alcohol or drug abuse, or
         been advised by a health professional to reduce the use of alcohol? .......................  [_]    [_]      [_]    [_]

A60GE803                                                                       6

If your answer is "Yes" to any of the following questions, circle applicable medical condition and explain in Details #16.

                                                                                                              Insured 1  Insured 2
11. In the last 5 years have you consulted a health professional regarding                                     Yes   No   Yes   No
    a. a disorder of your eyes, ears, nose, or throat? ......................................................  [_]  [_]   [_]  [_]
    b. asthma, shortness of breath, bronchitis, emphysema, COPD (chronic obstructive pulmonary
       disease), pneumonia, sleep apnea, or any other disorder of your respiratory system? ..................  [_]  [_]   [_]  [_]
    c. a disorder of your digestive system, liver, pancreas, or gall bladder including hepatitis,
       jaundice, ulcers, intestinal bleeding, colitis, or Crohn's disease (ileitis)? ........................  [_]  [_]   [_]  [_]
    d. a disorder or impairment of your muscles, bones, joints, or nerves, including arthritis,
       gout, sciatica, or amputations? ......................................................................  [_]  [_]   [_]  [_]
    e. chronic fatigue syndrome, lupus, or other rheumatologic disorder? ....................................  [_]  [_]   [_]  [_]
    f. diabetes or a disorder of your thyroid, pituitary, or adrenal glands? ................................  [_]  [_]   [_]  [_]
    g. a disorder of your kidneys, bladder, prostate, or urinary tract, or findings of sugar,
       protein, or blood in the urine? ......................................................................  [_]  [_]   [_]  [_]

12. In the last 3 years have you consulted a health professional regarding
    a. a disorder of your uterus, cervix, ovaries, or breasts? ..............................................  [_]  [_]   [_]  [_]
    b. a disorder of your skin including eczema and psoriasis? ..............................................  [_]  [_]   [_]  [_]
    c. a diagnosis of Human Immunodeficiency Virus (HIV) infection or Acquired Immune Deficiency
         Syndrome (AIDS)? ...................................................................................  [_]  [_]   [_]  [_]

13. In the last 3 years have you
    a. had an application for life, disability, or health insurance denied, postponed, rated, or
       restricted? ..........................................................................................  [_]  [_]   [_]  [_]

14. In the last year, unless previously stated on this application, have you
    a. had a physical exam, checkup, or evaluation by a health professional? (If Yes, provide
       diagnosis or findings) ...............................................................................  [_]  [_]   [_]  [_]
    b. had an injury treated by a health professional or medical facility? ..................................  [_]  [_]   [_]  [_]
    c. had an electrocardiogram, x-ray, blood test, or other diagnostic test, excluding an HIV test? ........  [_]  [_]   [_]  [_]
    d. had surgery or been a patient in a hospital, clinic, or other medical or mental health
       facility? ............................................................................................  [_]  [_]   [_]  [_]
    e. been advised to have surgery, medical treatment, or diagnostic testing, excluding HIV testing,
       that has not yet been completed? .....................................................................  [_]  [_]   [_]  [_]

15. Are you currently
    a. under treatment or taking any prescribed medication (other than contraceptives)? .....................  [_]  [_]   [_]  [_]
    b. taking any herbal or non-prescription medication at least weekly? ....................................  [_]  [_]   [_]  [_]
    c. pregnant? (If Yes, provide expected delivery date: _____________) ....................................  [_]  [_]   [_]  [_]

16. Details of "Yes" Answers. (Please reference question # and Insured 1 or 2)
    Give diagnosis and symptoms, tests performed, dates, types and amounts of medication, length of disability, degree of recovery, and names, addresses, and phone numbers of all health professionals.

A60GE803                                                                       7

L Agreements and Signatures

                                             Complete this section for all cases

Liability of the Company - This is part 1 of an application for life insurance. The application includes any part 2 that may be required and any amendments and supplements to either part. Provided there has been no change in the insurability of the proposed insured(s) since the date of this application, the insurance applied for will take effect on the later of date (A) or (B) as defined below: (A) The date the last of all of the following has occurred: (1) The Company issues a life insurance policy without amendment to the application or request for a statement verifying the current insurability of the insured(s); and (2) The first premium is paid while the Insured(s) is(are) alive. (B) The policy date requested by the owner. If there has been a change in the insurability of the proposed insured(s) between the date of the application and the policy issue date, or the Company has issued the policy with an amendment or a request for a statement verifying the current insurability of the proposed insured(s), the insurance policy issued will take effect when the Insured(s) (and owner, if different) signs and otherwise does not modify the policy delivery receipt and any required amendments to the application and/or statements of insurability accepting the policy as issued and certifying that all statements related to the insurability of the insured(s) made in the application and any supplements are true and complete as though made on the date the policy delivery receipt and any required amendments to the application and/or statements of insurability were signed.

Changes and Corrections - Any material change or correction of the Application will be shown on an Amendment of Application attached to the policy. Acceptance of any policy issued shall be acceptance of any change or correction of the application made by the Company. However, any correction or change in the amount, classification, plan of insurance, or riders applied for in this application must be agreed to in writing.

Beneficiary - Unless otherwise requested, surviving beneficiaries in any class shall take equally. If percentages or fractions are indicated and any beneficiary dies before the insured, payment shall be made to the surviving beneficiaries in that class. If no beneficiary is entitled to the payment at time of claim, the proceeds shall be made to the owner, if living, or to the owner's estate.

Authority of Producers - No producer can change the terms of this application or any policy issued by the insurer. No producer can waive any of the insurer's rights or requirements or extend the time for any payment.

The Applicant Acknowledges - For Variable Life Insurance that the variable value of the policy may increase or decrease in accordance with the experience of the separate account; that the death benefit may be variable or fixed based on specified conditions. For Variable or Universal Life Insurance, if a single premium is elected as mode of payment, additional premiums may be required to keep the policy in force.

Authorization to Obtain and Disclose Information (for the insured(s) and/or Applicant) - As a proposed insured, I, by my signature below, acknowledge that I have received the notice about the Medical Information Bureau, Inc. (MIB). I have also received the notice about the Fair Credit Reporting Act. I understand and authorize an investigative report to be made. This report may include information about my character, general reputation, personal characteristics, and mode of living. I hereby authorize certain parties that have records or knowledge of me and my health (or my children and their health if juvenile insurance), to make such information available to the Company, its reinsurers, and MML Insurance Agency, Inc., and its Companies. These parties include: any licensed physician, medical practitioner, hospital, clinic, other medical or medically related facility, the MIB, the Department of Motor Vehicles or other organizations. I agree that a photocopy or facsimile of this authorization may be used to obtain information. This release shall be valid for 26 months from its date.

Taxpayer Identification - By my signature below, I, the Owner of the Policy applied for herein, certify, under penalties of perjury, that (1) the number referred to in A5, A18, or E2 of this application is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me), and (2) I am not subject to backup withholding either because (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and (3) I am a U.S. person (including a U.S. resident alien). [If the IRS has notified the Owner that s/he is subject to backup withholding and s/he has not received notice for the IRS that backup withholding has terminated, s/he should strike out item 2 above.]

      ANY POLICY ISSUED AS A RESULT OF MATERIAL MISSTATEMENT OR OMISSION OF FACTS MAY BE VOIDED, AND THE COMPANY'S ONLY OBLIGATION SHALL BE TO RETURN
                               THE PREMIUMS PAID.

To the best of my knowledge and belief, all statements made in this Part 1 are complete and true and were correctly recorded. I hereby adopt all statements made in the application and agree to be bound by them.

For all cases:

Signed on_______________________________________________________
                                (Date)

X                                                                  X
----------------------------------------------------------------   ----------------------------------------------------------------
Signature of Proposed Insured 1        (if under age 16, parent)   Signature of Proposed Insured 2                  (if applicable)

X                                                                  ________________________________________________________________
----------------------------------------------------------------   City and State where Owner/Applicant signed
Signature of Owner/Applicant (of new policy)       Include Title
(Only if other than Proposed Insured)              (if applicable)


X
----------------------------------------------------------------
Signature of Witness        (Required only if all signatures not
                            witnessed by Producer)

X
----------------------------------------------------------------
Signature of Soliciting Producer                  Agency #


For Conversions, Insurability Options, or Term to Term Replacements:


X                                                                  X
----------------------------------------------------------------   ----------------------------------------------------------------
Signature of Owner of Original Policy              Include Title   Signature of Assignee of Original Policy           Include Title
(Only if other than Proposed Insured)            (if applicable)                                                    (if applicable)

Thank you for choosing MassMutual for your Life Insurance needs. We value your business.

A60GE803                                                                       8

M Producer Statement

                                             Complete this section for all cases

..   Additional Issue Information

1.  Risk classification presented to client ___________________

    If approved other than as presented to client, do you want to be contacted
    prior to policy issue?                                   [_] Yes  [_] No

2.  Producer's telephone # (________) ___________- _____________

    Producer's e-mail address _____________________________________

3.  Do you have any knowledge of a present disability of the insured(s)?

    Insured 1 [_] Yes [_] No                Insured 2        [_]  Yes [_] No

4.  Was this application taken by mail?                      [_]  Yes [_] No

5.  Is there a Disability or Long Term Care Application being submitted
    concurrently with this Life Application?                 [_]  Yes [_] No

6.  Is this part of a multi-life case (i.e. family members)? [_]  Yes [_] No

7.  Is the Life Insurance being applied for in conjunction with the purchase of
    a single premium immediate annuity?                      [_]  Yes [_] No

8. Will any existing life insurance or annuity with this (or any company) be replaced, changed, or used as a source of premium payment for the insurance
    applied for?                                             [_]  Yes [_] No

9.  Will dividends from an existing MassMutual policy be used to pay all or part
    of the initial premium on this policy?                   [_]  Yes [_] No

    (If yes, complete Service Request form F5341)

10. Did a MassMutual Marketing Initiative help position you to sell this case?
                                                             [_]  Yes [_] No

    (If yes, please indicate the initiative(s) used:)

11. Details of "Yes" Answers. (Please reference question #)

..   Producer Compensation Information
Please complete the Producer line on all applications, and provide any additional Compensation arrangements when needed.

---------------------------------------------------------------------------------------------------------------------------
                                                                      Producer ID #, Social    % of 1st Year  % of Renewal
                                  Printed Name    Agency or Entity #  Security # or Tax ID #    Commission     Commission
---------------------------------------------------------------------------------------------------------------------------
1  Soliciting Producer
---------------------------------------------------------------------------------------------------------------------------
   Corp./Broker Dealer
---------------------------------------------------------------------------------------------------------------------------
2      Producer
---------------------------------------------------------------------------------------------------------------------------
   Corp./Broker Dealer
---------------------------------------------------------------------------------------------------------------------------
3      Producer
---------------------------------------------------------------------------------------------------------------------------
   Corp./Broker Dealer
---------------------------------------------------------------------------------------------------------------------------
4      Producer
---------------------------------------------------------------------------------------------------------------------------
   Corp./Broker Dealer
---------------------------------------------------------------------------------------------------------------------------
5      Producer
---------------------------------------------------------------------------------------------------------------------------
   Corp./Broker Dealer
---------------------------------------------------------------------------------------------------------------------------
6      Producer
---------------------------------------------------------------------------------------------------------------------------
   Corp./Broker Dealer
---------------------------------------------------------------------------------------------------------------------------
7      Producer
---------------------------------------------------------------------------------------------------------------------------
   Corp./Broker Dealer
---------------------------------------------------------------------------------------------------------------------------
8      Producer
---------------------------------------------------------------------------------------------------------------------------
   Corp./Broker Dealer
---------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------                          --------------------------
                                      Agency #               % of Split                            Total  100%  Total 100%
Agency Split - If the sale of this                                                               --------------------------
policy will be credited to more than
one agency/entity, list % for each.

----------------------------------------------------------------------

Signature of Soliciting Producer: X ____________________________________________

A60GE803                                                                       9